SECOND AMENDMENT TO
AMENDED AND RESTATED GUARANTY AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED GUARANTY AND SECURITY AGREEMENT (this "Amendment") is entered into as of November 2, 2015, by and among the Persons listed on the signature pages hereof as "Grantors" (each, a "Grantor" and collectively, the "Grantors", together with Borrower (as defined below), the "Loan Parties"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association ("Wells Fargo"), in its capacity as agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, "Agent").
WHEREAS, Nuverra Environmental Solutions, Inc., a Delaware corporation ("Borrower"), Agent, and Lenders are parties to that certain Amended and Restated Credit Agreement dated as of February 3, 2014 (as amended, restated, modified or supplemented from time to time, the "Credit Agreement");
WHEREAS, to guarantee and secure payment and performance of the Obligations under the Credit Agreement, the Loan Parties and Agent entered into that certain Amended and Restated Guaranty and Security Agreement, dated as of February 3, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement"), pursuant to which each Guarantor guaranteed the Obligations and each Loan Party granted to Agent, for the benefit of the Lenders, a security interest in substantially all of each Loan Party's assets;
WHEREAS, Agent and the Loan Parties have agreed to amend the Security Agreement in certain respects.
NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Security Agreement.

2.Amendment. In reliance upon the representations and warranties of the Grantors set forth in Section 6 below and subject to the satisfaction of the conditions to effectiveness set forth in Section 5 below:

(a)Section 1(a) of the Security Agreement is hereby amended by amending and restating the following defined term in its entirety as follows:

(lxxv)    "Triggering Event" means, as of any date of determination, that (A) an Event of Default has occurred as of such date or (B) Excess Availability is less than the greater of (i) $15,625,000 and (ii) 12.5% of the Maximum Revolver Amount as of such date.
(b)Section 7(k)(ii) of the Security Agreement is hereby amended and restated as follows:

(ii)    Each Grantor shall establish and maintain Controlled Account Agreements with Agent and the applicable Controlled Account Bank, in form and substance reasonably acceptable to Agent. Unless otherwise agreed to by Agent, each such Controlled Account Agreement shall provide, among other things, that (A) the Controlled Account Bank will comply with any instructions originated by Agent directing the disposition of the funds in such Controlled Account without further consent by the applicable Grantor, (B) the Controlled Account Bank waives, subordinates, or agrees not to exercise any rights of setoff or recoupment or any other claim against the applicable Controlled Account other than for payment of its service fees and other charges directly related to the administration of such Controlled Account and for returned checks or other items of payment, and (C) upon the instruction of Agent (an "Activation Instruction"), the Controlled Account Bank will forward by daily sweep all amounts in the applicable Controlled Account to the Agent's Account. Agent agrees not to issue an Activation Instruction with respect to the Controlled Accounts unless a Triggering Event has occurred and is continuing at the time such Activation Instruction is issued. If a Triggering Event has occurred and is continuing, Agent may in its discretion issue an Activation Instruction, provided that if the Triggering Event exists as a result of Excess Availability being less than the greater of (i) $15,625,000 and (ii) 12.5% of the Maximum Revolver Amount, Agent shall issue such Activation Instruction. Agent agrees to use commercially reasonable efforts to rescind an Activation Instruction (the "Rescission") if, after the occurrence of such Triggering Event, (x) ninety (90) consecutive days have passed during which Excess Availability has exceeded the greater of (i) $15,625,000 and (ii) 12.5% of the Maximum Revolver Amount and (y) no Event of Default has occurred and is continuing.
3.Effectiveness of Amendment; Continuing Effect. Except as expressly set forth in Section 2 above, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Security Agreement, the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Security Agreement, the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby. This Amendment is a Loan Document.

4.Reaffirmation and Confirmation; Covenant. Each Grantor hereby ratifies, affirms, acknowledges and agrees that the Security Agreement and the other Loan Documents to which it is a party represent the valid, enforceable and collectible obligations of such Grantor (except as may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally), and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Security Agreement or any other Loan Document. Each Grantor hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by each Grantor in all respects.

5.Conditions to Effectiveness. This Amendment shall become effective upon the satisfaction of each of the following conditions precedent, in each case satisfactory to Agent in all respects:

(a)Agent shall have received a copy of this Amendment executed and delivered by Agent and the Loan Parties; and

(b)no Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment.

6.Representations and Warranties. In order to induce Agent to enter into this Amendment, each Grantor hereby represents and warrants to Agent and Lenders that:

(a)after giving effect to this Amendment, all representations and warranties contained in the Loan Documents to which such Grantor is a party are true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of such earlier date);

(b)no Default or Event of Default has occurred and is continuing; and

(c)this Amendment and the Loan Documents, as amended hereby, constitute legal, valid and binding obligations of each Grantor and are enforceable against such Grantor in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally.

7.Miscellaneous.

(a)Expenses. Borrower agrees to pay on demand all reasonable documented out-of-pocket costs and expenses of Agent (including reasonable attorneys' fees) incurred in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Security Agreement as amended hereby.

(b)Choice of Law and Venue; Jury Trial Waiver; Reference Provision. Without limiting the applicability of any other provision of the Security Agreement or any other Loan Document, the terms and provisions set forth in Section 25 of the Security Agreement are expressly incorporated herein by reference.

(c)Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

GRANTORS: NUVERRA ENVIRONMENTAL SOLUTIONS, INC., a Delaware corporation
By:	/s/ Joseph M. Crabb
Name: Joseph M. Crabb
Title: Executive Vice President & Chief Legal Officer

HECKMANN WATER RESOURCES CORPORATION, a Texas corporation
By:	/s/ Sean D. Hawkins
Name: Sean D. Hawkins
Title: Vice President and Assistant Secretary

HECKMANN WATER RESOURCES (CVR), INC., a Texas corporation
By:	/s/ Sean D. Hawkins
Name: Sean D. Hawkins
Title: Vice President and Assistant Secretary

1960 WELL SERVICES, LLC, an Ohio limited liability company
By:	/s/ Sean D. Hawkins
Name: Sean D. Hawkins
Title: Vice President and Assistant Secretary

HEK WATER SOLUTIONS, LLC, a Delaware limited liability company
By:	/s/ Sean D. Hawkins
Name: Sean D. Hawkins
Title: Vice President and Assistant Secretary

APPALACHIAN WATER SERVICES, LLC, a Pennsylvania limited liability company
By:	/s/ Sean D. Hawkins
Name: Sean D. Hawkins
Title: Vice President and Assistant Secretary

BADLANDS POWER FUELS, LLC, a Delaware limited liability company
By:	/s/ Sean D. Hawkins
Name: Sean D. Hawkins
Title: Vice President and Assistant Secretary

BADLANDS POWER FUELS, LLC, a North Dakota limited liability company
By:	/s/ Sean D. Hawkins
Name: Sean D. Hawkins
Title: Vice President and Assistant Secretary

LANDTECH ENTERPRISES, L.L.C., a North Dakota limited liability company
By:	/s/ Sean D. Hawkins
Name: Sean D. Hawkins
Title: Vice President and Assistant Secretary

BADLANDS LEASING, LLC, a North Dakota limited liability company
By:	/s/ Sean D. Hawkins
Name: Sean D. Hawkins
Title: Vice President and Assistant Secretary

IDEAL OILFIELD DISPOSAL, LLC, a North Dakota limited liability company
By:	/s/ Sean D. Hawkins
Name: Sean D. Hawkins
Title: Vice President and Assistant Secretary

NUVERRA TOTAL SOLUTIONS, LLC, a Delaware limited liability company
By:	/s/ Sean D. Hawkins
Name: Sean D. Hawkins
Title: Vice President and Assistant Secretary

NES WATER SOLUTIONS, LLC, a Delaware limited liability company
By:	/s/ Sean D. Hawkins
Name: Sean D. Hawkins
Title: Vice President and Assistant Secretary

HECKMANN WOODS CROSS, LLC, a Utah limited liability company
By:	/s/ Sean D. Hawkins
Name: Sean D. Hawkins
Title: Vice President and Assistant Secretary

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent
By:	/s/ Zachary Buchanan
Name: Zachary Buchanan
Title: AVP